EXHIBIT 99.1          CERTIFICATION OF PERIODIC REPORT

I, Andre' Di Mino, President and Chief Executive Officer of ADM Tronics Unlimited, Inc., a Delaware corporation (the "Company"), certify, pursuant to
Section 906 of the Sarbanes-Oxley Act of 2002, 18 U.S.C. Section 1350, that:
(1) the Annual Report on Form 10-KSB of the Company for the year ended March 31, 2003 (the "Report") fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934 (15 U.S.C. 78m or 78o(d)); and
(2) the information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date: July 11, 2003

 /s/ Andre' Di Mino
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     Andre' Di Mino
     Principal Executive Officer and
     Principal Financial Officer of the Company